Scudder
Greater Europe
Growth Fund



Semiannual Report
April 30, 1999


No-Load Funds


For investors seeking long-term growth of capital through investment primarily in the equity securities of European companies.

A no-load fund with no commissions to buy, sell, or exchange shares.



SCUDDER

                       Scudder Greater Europe Growth Fund

--------------------------------------------------------------------------------
Date of Inception:  10/10/94    Total Net Assets as of     Ticker Symbol:  SCGEX
                                4/30/99:  $1.140 billion
--------------------------------------------------------------------------------

o After staging an exuberant rally following the successful launch of the euro, stocks in Europe fell when investors became concerned about a negative political environment in Germany and slowing growth throughout the region.

o We maintained a focus on growing companies with catalysts for positive change. We took advantage of opportunities in the U.K., which offered an improving fundamental backdrop and a favorable interest rate outlook. We also increased our weighting in oil stocks, believing that stronger global growth and/or the restraint of OPEC production could result in a rebound in the energy sector.

o Despite challenges in the months ahead, the longer term outlook for the region remains favorable as European companies become more globally competitive and shareholder-oriented.



                                Table of Contents


3  Letter from the Fund's Chairman      17  Financial Highlights
4  Performance Update                   18  Notes to Financial Statements
5  Portfolio Summary                    22  Report of Independent Accountants
6  Portfolio Management Discussion      23  Stockholder Meeting Results
9  Glossary of Investment Terms         24  Officers and Directors
10 Investment Portfolio                 25  Investment Products and Services
14 Financial Statements                 26  Scudder Solutions

                     2 - Scudder Greater Europe Growth Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     European stock markets have slowed somewhat in recent months after several years of stellar performance. Despite the short-term concerns that have hindered returns so far in 1999, we believe that the region continues to provide a wealth of investment opportunities in companies that are undergoing positive fundamental changes. Stocks benefited from the accelerated pace of industry consolidation, with many high-profile combinations taking place in the financial and telecommunications sectors. We expect that corporate restructuring initiatives will also continue to benefit shareholders as Europe's economy becomes increasingly integrated. Despite recent choppiness in Europe's stock markets, we remain enthusiastic on the long-term prospects of the region.

     The management team of Greater Europe Growth Fund continues to look for fast-growing companies that are poised to benefit from the evolution of the European corporate environment. The Fund's long-term performance record has earned it a five-star overall Morningstar Rating(TM) in addition to a five-star rating for the three-year period ended April 30.^1 In addition, the Fund was ranked in the 13th percentile among comparable funds by Lipper Analytical Services for the trailing three-year period ended on the same date.^2 For more information on the Fund's strategy and market conditions during the last six months, please see the letter from the Portfolio Management Team beginning on page 6.

     Thank you for your continued investment in Scudder Greater Europe Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Greater Europe Growth Fund

^1 Source: Morningstar proprietary rankings reflect historical risk-adjusted performance as of April 30, 1999. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Scudder Greater Europe Growth Fund received a 5-star rating for the three-year period. The top 10% of funds in a broad asset class receive 5 stars, and the next 22.5% receive 4 stars. Scudder Greater Europe Growth Fund was rated among 944 funds in its broad asset class for the three-year period ended April 30, 1999.

^2 Source: Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Scudder Greater Europe Growth Fund's Lipper ranking was 54 out of 101 comparable funds for the one-year period ended April 30, 1999, and 9 out of 67 funds for the three-year period ended April 30, 1999.

                     3 - Scudder Greater Europe Growth Fund

                     Performance Update as of April 30, 1999

-----------------------
Fund Index Comparisons
-----------------------

                          Total Return

   --------------------------------------------------
   Period              Growth of              Average
   Ended 4/30/1999    $ 10,000    Cumulative   Annual
   --------------------------------------------------
      Scudder Greater Europe Growth Fund
   --------------------------------------------------
   1 Year             $ 10,102       1.02%     1.02%
   Life of            $ 24,938     149.38%    22.21%
   Fund*
   --------------------------------------------------
   Morgan Stanley Capital International (MSCI)
   Europe Index
   --------------------------------------------------
   1 Year             $ 10,565       5.65%     5.65%
   Life of            $ 22,847     128.47%    20.16%
   Fund*
   --------------------------------------------------
   * The Fund commenced operations on October 10, 1994.
     Index comparisons begin October 31, 1994.

-------------------------------
Growth of a $10,000 Investment
-------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                          Scudder Greater Europe       Morgan Stanley Capital
                               Growth Fund               International (MSCI)
                                                            Europe Index


            10/94*                 10000                      10000
             4/95                  10371                      10598
            10/95                  11506                      11321
             4/96                  12981                      12288
            10/96                  14395                      13298
             4/97                  15767                      14863
            10/97                  17917                      16754
             4/98                  24321                      21624
            10/98                  22329                      20618
             4/99                  24570                      22847


The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------
Returns and Per Share Information
----------------------------------

Yearly periods ended April 30


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                                       1995*         1996          1997          1998           1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                       $ 12.61       $ 15.50      $ 18.63       $ 26.37       $ 26.59
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                                      $  .02        $  .22       $  .06        $  .54        $  .06
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions                           $   --        $  .14       $  .14        $ 1.30        $   --
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                                   5.27         25.16        21.47         54.25          1.02
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                                  5.97         15.95        20.96         45.49          5.65
-----------------------------------------------------------------------------------------------------------------------------

 All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.

                     4 - Scudder Greater Europe Growth Fund

                     Portfolio Summary as of April 30, 1999

------------------------------
Geographical
(Excludes 2% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      United Kingdom                 29%
      France                         19%
      Italy                          12%
      Germany                        10%
      Netherlands                    10%
      Spain                           8%
      Finland                         4%
      Greece                          3%
      Ireland                         2%
      Other                           3%
   --------------------------------------
                                    100%
   --------------------------------------

The Fund increased its weighting in the U.K., and trimmed its weighting in France.

-----------------------------
Sectors
(Excludes 2% Cash Equivalents)
-----------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Financial                      19%
      Service Industries             12%
      Communications                 12%
      Media                          12%
      Manufacturing                  10%
      Energy                          8%
      Consumer Discretionary          8%
      Consumer Staples                6%
      Technology                      4%
      Other                           9%
   --------------------------------------
                                    100%
   --------------------------------------

The Fund's holdings in the media, communications, and energy sectors increased during the period.

---------------------------
Ten Largest Equity Holdings
(19% of Portfolio)
---------------------------


    1. Equant NV
       Provider of international data network services in the Netherlands

    2. Siemens AG
       German electrical engineering and electronics company

    3. Nokia OYJ
       Finnish manufacturer of telecommunication networks and equipment

    4. Flextech plc
       Broadcaster of entertainment programs
       in the United Kingdom

    5. Banca Popolare di Brescia SpA
       Cooperative bank in Italy

    6. Aegis Group plc
       Independent media services group in the United
       Kingdom

    7. Marschollek Lautenschlaeger und
       Partner AG (pfd.)
       Independent life insurance company in Germany

    8. Elf Aquitaine SA
       French petroleum company

    9. Mannesmann AG
       Diversified industrial manufacturing company in
       Germany

   10. Orange plc
       Operator of digital mobile telephone network in the United Kingdom

Top holdings reflect a continued emphasis on companies positioned for growth in new or expanding markets.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                     5 - Scudder Greater Europe Growth Fund

                         Portfolio Management Discussion

Dear Shareholders,

After rebounding from their lows in November and December, European stock markets provided flat performance in the first four months of 1999 amid a more challenging investment environment. In the six-month period ended April 30, 1999, Scudder Greater Europe Growth Fund posted a total return of 9.99%, trailing the 10.81% return of its unmanaged benchmark, the MSCI Europe Index. The Fund's three-year average return of 23.70% remains ahead of the 22.97% three-year return of the Index.

                         Markets Offer Mixed Performance

The reporting period began with European stock markets in the midst of a strong rebound off the lows they set during the autumn correction. As fears of a global economic collapse faded, investors began to focus on the potential benefits of the euro. Believing that the new currency would promote further consolidation and more efficient business practices, investors took advantage of lower stock prices and pushed the major European markets into positive territory during November and December.

The launch of the euro on January 1 was a historical milestone for Europe. Equity markets celebrated the event by rallying strongly into the first week of January, due in part to investors' relief that the transition had gone smoothly. In addition, pent-up demand helped fuel the initial bounce since most investors had refrained from taking on additional risk in the weeks immediately preceding the changeover. "Europhoria" proved fleeting, however, when concerns emerged about the region's slowing economy. Although consumer confidence in a number of European countries remained high, business confidence began to deteriorate when growth in the major continental economies failed to meet expectations. Since Europe's weakness became evident at the same time as the powerful expansion in the United States appeared to be gathering fresh steam, the euro slid 9% versus the dollar in the first four months of 1999.

Concerns about political instability in Germany also contributed to weaker stock market performance. An unsatisfactory tax reform package, tensions within the country's uneasy coalition government, and the attempts of Finance Minister Oskar LaFontaine to jawbone the newly established European Central Bank (ECB) into lowering interest rates all weighed on market sentiment. Mr. LaFontaine's abrupt resignation in March prompted an enthusiastic rally in German shares and raised hopes among European investors that Prime Minister Gerhard Schroeder would be able to conduct a more cohesive and pro-business policy. The rest of Europe was also relieved at LaFontaine's departure, and hopes were raised that the ECB would no longer be inhibited from lowering interest rates. Three weeks later, the ECB did indeed announce that rates would be cut a larger than expected .50% to 2.50% in an effort to stimulate growth on the continent.

Another surprise in the European political arena was the investigation by the European Parliament of the European Commission, an action that ultimately resulted in the resignation of all the Commissioners. European stock markets were not concerned by this event. In fact, the push toward greater transparency,

                     6 - Scudder Greater Europe Growth Fund
accountability, and democracy is a step forward for Europe. We feel that the prompt appointment of Romano Prodi as the next European commissioner is a further positive. Mr. Prodi, the former Prime Minister of Italy, is well respected, reform-minded, and pro-growth. On the downside, the crisis in Kosovo has brought armed conflict to the doorstep of the Eurozone.

                     Consolidation Remains a Powerful Theme

The transformation of the European corporate world continued in dramatic form with more mergers and acquisitions of ever-larger proportions. BP Amoco, a holding in the portfolio, announced an agreement to merge with Atlantic Richfield, creating the world's second largest oil company. In the telecommunications sector, Vodafone acquired Airtouch and Olivetti bid for Telecom Italia. The financial sector saw renewed activity with further consolidation taking place in Italy, where San Paolo/Imi bid for Banca di Roma and Unicredito bid for BCI. In France, Societe General and Paribas agreed to merge, then received a bid for the new, combined entity from Banque Nationale de Paris. Consolidation has been one of the primary drivers of positive stock market performance in Europe over the past three years, and we believe that opportunities remain to select individual companies poised to benefit from this ongoing trend.

             Opportunities in Telecommunications, Media, and Energy

During the period we increased our weighting in the U.K., which offered an improving fundamental backdrop and substantial scope for further interest rate reduction. We purchased Vodafone, whose combination with Airtouch creates the largest telecommunications company in the world and positions the company ahead of any other comparable competitor in terms of the scale, scope, and quality of its wireless operations. Based on our expectation for accelerating organic growth in wireless communications, we believe that the company will enjoy strong operating leverage and a rising subscriber base. We also continued to add to our weighting in the media sector by building new positions in Carlton Communications and Mirror Group to complement our established holdings in WPP Group and Pearson, parent company and publisher of the Financial Times daily.

In the retailing sector, we began to build up a position in Marks & Spencer, taking advantage of share price weakness following a first quarter profit warning. We believe that the new leadership understands the challenges the company faces in the competitive U.K. retailing environment, and is taking steps to reinvigorate their business. An improving consumer environment in the U.K. should provide an additional underpinning for the firm's recovery.

An example of a firm with an expanding global franchise is Equant, a recent holding that represents a growth opportunity in the telecommunications

                     7 - Scudder Greater Europe Growth Fund
field. From its origins as a cooperative venture among the world's airlines to serve their communications and data processing needs, the company has built the most geographically extensive commercial data network in the world, and now offers its seamless international data networking services to multinational businesses. Equant already has 15% penetration of the top 1,000 global companies, and is well positioned to benefit from the boom in data communications.

Other notable additions during the reporting period were several oil stocks -- BP Amoco, Royal Dutch, and ENI. We have been significantly underweight in the energy sector for some time, and remain modestly so at present. However, low oil prices forced out non-OPEC capacity and investment, reducing supply at a time when stock prices have been discounting the poor pricing environment. We believe that this discrepancy created an opportunity to take advantage of a possible long-term shift in supply and demand fundamentals. Even in the wake of the powerful April rally in the energy sector, we believe that the potential of this sector remains compelling, particularly if global economic growth increases and/or OPEC follows through on its pledges to cut production.

                                    Outlook

European stock markets face a number of challenges in the months ahead. Investors must cope with the ongoing crisis in Kosovo at a time when a substantial amount of new equity supply will be coming to the market. In addition, we feel that business confidence must improve in order for the markets to add to their gains. This process would be facilitated if lower interest rates and a weaker euro were in place to support increased business investment and stronger exports, which in turn would revive growth in Germany and Italy. In the meantime, governments need to move forward with structural reforms in order to support sustainable economic progress.

Despite the near term risks, the longer-term picture remains positive as corporate restructuring, merger and acquisition activity, and share buybacks all demonstrate the resolve of European corporations to become more profitable, shareholder-oriented, and globally competitive. In this environment, we will continue to search for the individual companies most likely to emerge as the winners in Europe's new economy.

Sincerely,
Your Portfolio Management Team

/s/Carol L. Franklin          /s/Joan R. Gregory

Carol L. Franklin             Joan R. Gregory

/s/Nicholas Bratt

Nicholas Bratt

                     8 - Scudder Greater Europe Growth Fund

                          Glossary of Investment Terms


EUROPEAN CENTRAL BANK      The bank founded to oversee monetary policy for the
(ECB)                      eleven countries that converted their local
                           currencies to the euro on January 1, 1999. The ECB's primary mission is to maintain price stability and issue euro currency.


(EMU) EUROPEAN MONETARY    The integration of European economies  involving,
UNION                      among other changes, a move to a single currency for
                           member  nations.   To  qualify  for  EMU  membership,
                           nations will be required to meet  certain  guidelines
                           concerning total  governmental debt and annual budget
                           deficits,   designed   to  ensure  a  strong   common
                           currency.


RESTRUCTURING              The general term for major corporate changes aimed at
                           greater   efficiency   and   adaptation  to  changing
                           markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.


TRANSPARENCY               The  degree  to which  investors  can  evaluate  if a
                           company is managed in the interests of  shareholders.
                           Transparency is often not as strong in developing markets where disclosure requirements may be less stringent and protectionism, subsidies, and cronyism may distort the business environment.

Weighting (OVER/UNDER)     Refers to the  allocation  of assets --
                           usually in terms of sectors, industries, or countries
                           -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                     9 - Scudder Greater Europe Growth Fund

                    Investment Portfolio as of April 30, 1999

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.0%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/1999 at 4.87%,
  to be repurchased at $22,513,133 on 5/3/1999, collateralized by a $22,555,000                                   ------------
  U.S. Treasury Note, 3.375%, 1/15/2007 (Cost $22,504,000) ..............................     22,504,000            22,504,000
                                                                                                                  ------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 98.0%
------------------------------------------------------------------------------------------------------------------------------
Finland 3.9%
Fortum Corp. (Provider of a full range of energy related services) ......................        282,894             1,509,402
Nokia OYJ (Manufacturer of telecommunication networks and equipment) ....................        292,500            22,544,526
Pohjola Insurance Co., Ltd. "B" (Insurance company) .....................................        222,200            10,529,226
Tieto Corp. "B" (Manufacturer of computer software) .....................................        251,000             9,997,813
                                                                                                                  ------------
                                                                                                                    44,580,967
                                                                                                                  ------------
France 18.8%
Accor SA (Provider of catering, hotel and travel services) ..............................         23,900             6,300,259
Air Liquide (Producer of industrial gases) ..............................................         69,900            10,782,512
Altran Technologies, SA (Provider of engineering and consulting services) ...............         48,991            11,646,321
Assurances Generales de France-- CVG Shares (Health, life and liability insurance) ......         21,235               163,782
AXA SA (Insurance group providing insurance, finance and real estate services) ..........         88,150            11,381,080
Banque Nationale de Paris (Bank) ........................................................         59,369             4,920,878
Cap Gemini Sogeti SA (Software consultants) .............................................         84,387            12,901,316
Castorama-Dubois Investissements (Retailer specializing in home repair) .................         67,900            16,249,048
Club Mediterranee SA* (Operator of vacation resorts) ....................................         24,401             2,255,826
Compagnie de Saint-Gobain (Glass manufacturer) ..........................................         75,800            13,014,051
Elf Aquitaine SA (Petroleum company) ....................................................        120,850            18,769,553
Etablissements Economiques du Casino Guichard-Perrachon SA
 (Operator of supermarket and convenience stores) .......................................        100,000             9,847,043
Galeries Lafayette (Group of department stores and supermarkets chains) .................          7,380             8,499,097
Groupe Danone (Producer of packaged foods and beverages) ................................         37,100             9,917,093
Imetal SA (Manufacturer of building materials) ..........................................         48,600             6,320,978
Lagardere S.C.A. (Holding company with interests in publishing, defense,
  audiovisual production and services, telecommunications and media) ....................        222,700             8,818,805
Publicis SA (International advertising company) .........................................         46,574             8,808,187
Rexel SA (Distributor of electrical equipment) ..........................................         68,500             5,681,332
Rhone-Poulenc SA "A" (Medical, agricultural and consumer chemicals) .....................        284,850            13,543,118
Suez Lyonnaise des Eaux (Water and electric utility) ....................................         30,900             5,256,229
Television Francaise (Television broadcasting) ..........................................         34,180             6,680,881

    The accompanying notes are an integral part of the financial statements.

                     10 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Total SA "B" (International oil and gas exploration, development and production) ........        114,600            15,692,045
Vivendi (Water utility) .................................................................         35,670             8,332,624
                                                                                                                  ------------
                                                                                                                   215,782,058
                                                                                                                  ------------
Germany 9.9%
Allianz AG (Multi-line insurance company) ...............................................         29,070             9,260,241
Bayer AG (Chemical producer) ............................................................        298,100            12,661,290
Mannesmann AG (Manufacturer of diversified industrial products) .........................        139,300            18,338,301
Marschollek Lautenschlaeger und Partner AG (pfd) (Independent life insurance company) ...         36,050            20,186,967
Metro AG (Operator of building, clothing, department, electronic and food stores) .......        179,100            12,943,199
Schering AG (Pharmaceutical and chemical producer) ......................................        107,145            12,367,539
Siemens AG (Electrical engineering and electronics company) .............................        366,500            27,105,783
                                                                                                                  ------------
                                                                                                                   112,863,320
                                                                                                                  ------------
Greece 2.9%
Alpha Credit Bank (Commercial bank) .....................................................        124,400             8,881,677
Delta Informatics SA (Corporate information services) ...................................        225,350             7,422,933
Hellenic Telecommunication Organization SA (OTE) (Telecommunication services) ...........              1                    23
National Bank of Greece SA (Full service bank) ..........................................        163,820            11,167,129
National Bank of Greece SA* (Rights) (Full service bank) (b) ............................        214,220               622,207
Titan Cement Co. SA (Cement producer) ...................................................         61,100             4,719,219
                                                                                                                  ------------
                                                                                                                    32,813,188
                                                                                                                  ------------
Ireland 2.3%
ESAT Telecom Group plc (ADR)* (Telecommunication services) ..............................        240,300            11,744,663
Irish Permanent plc (Retail financial services group) ...................................      1,056,356            15,290,469
                                                                                                                  ------------
                                                                                                                    27,035,132
                                                                                                                  ------------
Italy 12.2%
Alleanza Assicurazioni SpA (Life insurance company) .....................................        527,240             6,322,577
Arnoldo Mondadori Editore SpA (Book publisher) ..........................................        572,500            10,161,895
Assicurazioni Generali SpA (Life and property insurance company) ........................        318,600            12,404,327
Banca Popolare di Brescia SpA (Cooperative bank) ........................................        608,900            20,940,493
Banco Intesa SpA (Bank) .................................................................      1,018,000             5,420,861
Ente Nazionale Idrocarburi SpA (Explorer and producer of oil, natural gas
   and chemicals) .......................................................................      2,144,000            14,112,461
Finmeccanica SpA* (Designer and developer of commercial and military aircraft,
   space systems and air defense systems) ...............................................      9,603,000             9,456,116
Gruppo Editoriale L'Espresso (Publisher) ................................................        944,100            13,815,217
Istituto Bancario San Paolo di Torino (Commercial bank) .................................        659,500             9,894,482
Mediaset SpA (Broadcasting and television networks) .....................................      1,163,000            10,075,892

    The accompanying notes are an integral part of the financial statements.

                     11 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Seat Pagine Gialle SpA (Publisher of telecommunication directories and
   provider of advertising services) ....................................................      8,157,500            10,170,189
Telecom Italia SpA (Telecommunication services) .........................................      1,610,500            17,134,843
                                                                                                                  ------------
                                                                                                                   139,909,353
                                                                                                                  ------------
Netherlands 9.4%
Akzo Nobel NV (Producer and marketer of healthcare products, coatings,
   chemicals and fibers) ................................................................        299,800            13,541,217
Equant NV* (Provider of international data network services) ............................        348,000            31,583,652
Laurus NV (International food retailer) .................................................        447,860             9,629,342
Royal Dutch Petroleum Co. (Petroleum company) ...........................................        232,000            13,506,086
United Pan-Europe Communications NV* (Provider of television and telecommunication
  services) .............................................................................        280,693            14,516,911
Vedior NV CVA (Temporary employment services) ...........................................        502,850            11,316,392
VNU NV (International publishing company) ...............................................        324,520            13,131,979
                                                                                                                  ------------
                                                                                                                   107,225,579
                                                                                                                  ------------
Portugal 0.6%
BPI -- SGPS SA* (Registered) (Bank) .....................................................        261,000             7,031,867
                                                                                                                  ------------
Spain 7.5%
Argentaria SA (Bank) ....................................................................        694,188            16,326,466
Banco Popular Espanol (Bank) ............................................................        142,600            10,094,487
Compania Telefonica Nacional de Espana SA (Telecommunication services) ..................        297,840            13,956,181
Cortefiel, SA (Owner and operator of various retail clothing stores) ....................        416,000            11,427,642
Fomento de Construcciones y Contratas SA (Infrastructure construction and property
  development) ..........................................................................        202,188            12,347,333
Tabacalera SA "A" (Manufacturer and distributor of tobacco products) ....................        640,700            12,557,077
TelePizza, SA* (Operator of fast food restaurants) ......................................      1,396,000             8,849,660
Telefonica SA* (Rights) (Telecommunication services) ....................................        297,840               276,921
                                                                                                                  ------------
                                                                                                                    85,835,767
                                                                                                                  ------------
Switzerland 2.0%
Novartis AG (Bearer) (Pharmaceutical company) ...........................................            938             1,371,618
Novartis AG (Registered) ................................................................          4,375             6,403,208
Roche Holdings AG (Pharmaceutical company) ..............................................            525             6,173,232
UBS AG (Registered) (Provider of banking and asset management services) .................         25,400             8,623,714
                                                                                                                  ------------
                                                                                                                    22,571,772
                                                                                                                  ------------
United Kingdom 28.5%
Aegis Group plc (Independent media services group) ......................................      9,647,500            20,872,999
Avis Europe plc (Car rental services) ...................................................      3,125,000            13,220,673
Bank of Scotland plc (Bank) .............................................................        874,500            13,054,359

    The accompanying notes are an integral part of the financial statements.

                     12 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Barclays plc (Commercial and investment banking, insurance and other
   financial services) ..................................................................        386,200            12,288,145
BOC Group plc (Producer of industrial gases) ............................................        885,500            13,987,749
BP Amoco plc (Producer of oil and petrochemicals) .......................................        868,500            16,485,404
British Telecom plc (Telecommunication services) ........................................      1,066,900            17,814,303
Carlton Communications plc (Television post production products and services) ...........      1,757,738            16,979,110
Compass Group plc (International catering group) ........................................      1,083,700            11,156,727
Dixon Group plc (Retailer of high technology consumer electronics and
   computer related products) ...........................................................        451,700             9,636,587
Flextech plc* (Broadcaster of entertainment programs) ...................................      1,544,500            22,267,907
Glaxo Wellcome plc (Pharmaceutical company) .............................................        407,800            12,083,274
Granada Group plc (Television systems and broadcast, travel and leisure services) .......        644,200            13,740,800
Great Universal Stores P.L.C. "A" (Catalog home shopping, retailing, finance
   and property investment) .............................................................        525,600             6,036,724
Marks & Spencer, plc (Retailer of consumer goods and foods) .............................      2,194,400            15,046,239
Mirror Group News plc (Newspaper publisher) .............................................      1,892,000             6,878,240
Orange plc* (Operator of digital mobile telephone network) ..............................      1,336,500            18,059,097
Pearson plc (Diversified media and entertainment holding company) .......................        670,300            14,232,819
Reed International plc (Publisher of scientific, professional and
   business to business materials) ......................................................      1,548,800            14,088,856
Reuters Group plc (International news agency) ...........................................        493,400             6,686,777
Rio Tinto plc (Mining company) ..........................................................        331,500             5,785,768
Select Appointments Holdings plc* (Recruitment services company) ........................        587,100             7,479,715
SmithKline Beecham plc (Manufacturer of ethical drugs and healthcare products) ..........        826,000            10,921,936
Vodafone Group plc (Telecommunication services) .........................................        891,900            16,427,422
WPP Group plc (Advertising agency) ......................................................      1,264,700            11,197,921
                                                                                                                  ------------
                                                                                                                   326,429,551
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $944,313,596)                                                                          1,122,078,554
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $966,817,596) (a                                                     1,144,582,554
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.
(a) The cost for federal income tax purposes was $972,469,724. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $172,112,830. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $190,868,487 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $18,755,657.
(b) The security has been valued in good faith by the Valuation Committee of the Board of Directors at fair value amounting to $622,207 (.05%) of net assets). Its value has been estimated by the Board of Directors in absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material. The cost of the security at April 30, 1999 aggregated $0. The security may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder Greater Europe Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of April 30, 1999

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $966,817,596) ............         $1,144,582,554
                  Cash .............................................................                    783
                  Receivable for investments sold ..................................             13,118,538
                  Receivable for Fund shares sold ..................................              1,197,738
                  Dividends and interest receivable ................................              2,568,271
                  Foreign taxes recoverable ........................................              1,275,876
                  Deferred organization expenses ...................................                  5,102
                  Other assets .....................................................                    326
                                                                                             ----------------
                  Total assets .....................................................          1,162,749,188
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Due to custodian bank ............................................              2,389,994
                  Payable for investments purchased ................................             10,603,013
                  Payable for Fund shares redeemed .................................              8,215,653
                  Accrued management fee ...........................................                918,739
                  Other payables and accrued expenses ..............................                447,517
                                                                                             ----------------
                  Total liabilities ................................................             22,574,916
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $1,140,174,272
                  -------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ..............................              1,356,726
                  Unrealized appreciation (depreciation) on:
                     Investments ...................................................            177,764,958
                     Foreign currency related transactions .........................               (141,588)
                  Accumulated net realized gain (loss) .............................            (61,475,830)
                  Paid-in capital ..................................................          1,022,670,006
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $1,140,174,272
                  -------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                  ($1,140,174,272 / 42,872,725 shares of capital stock                       ----------------
                  outstanding, $.01 par value, 100,000,000 shares authorized) ......         $        26.59
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder Greater Europe Growth Fund

                             Statement of Operations

                         six months ended April 30, 1999

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $978,711) ............         $    9,378,924
                  Interest .........................................................              1,352,756
                                                                                             ----------------
                                                                                                 10,731,680
                                                                                             ----------------
                  Expenses:
                  Management fee ...................................................              6,148,000
                  Services to shareholders .........................................              1,617,202
                  Custodian and accounting fees ....................................                748,399
                  Directors' fees and expenses .....................................                 22,338
                  Auditing .........................................................                 31,063
                  Reports to shareholders ..........................................                102,942
                  Amortization of organization expense .............................                  5,879
                  Registration fees ................................................                211,619
                  Legal ............................................................                 32,579
                  Other ............................................................                115,833
                                                                                              ----------------
                                                                                                  9,035,854
                  -------------------------------------------------------------------------------------------
                  Net investment income                                                           1,695,826
                  -------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ......................................................                (66,160)
                  Futures ..........................................................                539,032
                  Foreign currency related transactions ............................               (570,175)
                                                                                             ----------------
                                                                                                    (97,303)
                                                                                             ----------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ......................................................            108,847,172
                  Foreign currency related transactions ............................               (208,057)
                                                                                             ----------------
                                                                                                108,639,115
                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                    108,541,812
                  -------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $  110,237,638
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Greater Europe Growth Fund

                       Statements of Changes in Net Assets

                                                                             Six Months        Year Ended
                                                                                Ended          October 31,
Increase (Decrease) in Net Assets                                          April 30, 1999         1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...............................    $    1,695,826    $    4,563,525
                  Net realized gain (loss) from investment transactions           (97,303)      (63,302,028)
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period ........       108,639,115        32,682,912
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets resulting
                      from operations .................................       110,237,638       (26,055,591)
                                                                           ----------------  ----------------
                  Distributions to shareholders from:
                  Net investment income ...............................        (2,849,650)       (5,194,972)
                                                                           ----------------  ----------------
                  Net realized gains ..................................                 --       (12,506,412)
                                                                           ----------------  ----------------
                  Fund share transactions:
                  Proceeds from shares sold ...........................     1,191,666,613     2,795,798,253
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions ....................         2,719,429        16,979,895
                  Cost of shares redeemed .............................    (1,293,965,785)   (1,832,169,481)
                  Net increase (decrease) in net assets from Fund share    ----------------  ----------------
                     transactions .....................................       (99,579,743)      980,608,667
                                                                           ----------------  ----------------
                  Increase (decrease) in net assets ...................         7,808,245       936,851,692
                  Net assets at beginning of period ...................     1,132,366,027       195,514,335
                  Net assets at end of period (including undistributed
                     net investment income of $1,356,726 and $2,510,550,   ----------------  ----------------
                     respectively) ....................................    $1,140,174,272    $1,132,366,027
                                                                           ---------------   ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...........        46,726,102         9,234,823
                                                                           ----------------  ----------------
                  Shares sold .........................................        45,396,263       108,247,834
                  Shares issued to shareholders in reinvestment of
                     distributions                                                102,620           824,267
                  Shares redeemed .....................................       (49,352,260)      (71,580,822)
                                                                           ----------------  ----------------
                  Net increase (decrease) in Fund shares ..............        (3,853,377)       37,491,279
                                                                           ----------------  ----------------
                  Shares outstanding at end of period .................        42,872,725        46,726,102
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder Greater Europe Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                         For the Period
                                                                                                          October 10,
                                                                                                             1994
                                             Six Months                                                 (commencement
                                               Ended                  Years Ended October 31,            of operations)
                                             April 30,                                                   to October 31,
                                              1999 (a)       1998 (a)   1997 (a)    1996(a)    1995          1994
----------------------------------------------------------------------------------------------------------------------------
                                            --------------------------------------------------------------------------------
Net asset value, beginning of period .....   $24.23        $ 21.17    $ 17.20     $ 13.99     $ 12.18        $12.00
                                            --------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) .............      .04(c)         .16        .03         .13         .13           .01
Net realized and unrealized gain (loss) ..     2.38           4.74       4.14        3.33        1.70           .17
   on investment transactions               --------------------------------------------------------------------------------
Total from investment operations .........     2.42           4.90       4.17        3.46        1.83           .18
                                            --------------------------------------------------------------------------------
Less distributions from:
Net investment income ....................     (.06)          (.54)      (.06)       (.11)       (.02)           --
Net realized gains on investment transactions    --          (1.30)      (.14)       (.14)         --            --
                                            --------------------------------------------------------------------------------
Total distributions ......................     (.06)         (1.84)      (.20)       (.25)       (.02)           --
                                            --------------------------------------------------------------------------------

                                            --------------------------------------------------------------------------------
Net asset value, end of period ...........   $26.59        $ 24.23    $ 21.17     $ 17.20     $ 13.99        $12.18
                                            --------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) .........................    9.99**         24.68     24.47(b)    25.11(b)    15.06(b)      1.50(b)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...   1,140           1,132       196         120          41             8
Ratio of operating expenses, net to ......    1.44*           1.48      1.66        1.50        1.50         1.50*
  average daily net assets (%)
Ratio of operating expenses before .......    1.44*           1.48      1.72        1.97        2.74        11.46*
   expense reductions, to average
   daily net assets (%)
Ratio of net investment income to average      .13**           .63       .16         .82        1.25         2.40*
   daily net assets (%)
Portfolio turnover rate (%) ..............  100.8*           92.7      88.8        39.0        27.9            --

(a) Based on monthly average shares outstanding during the period.
(b) Total returns would have been lower had certain expenses not been reduced.
(c) Net investment income per share includes non-recurring dividend income amounting to $.08 per share.
*   Annualized
**  Not annualized

                     17 - Scudder Greater Europe Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                     18 - Scudder Greater Europe Growth Fund

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $55,700,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not

                     19 - Scudder Greater Europe Growth Fund
distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The difference primarily relates to foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $600,225,092 and $614,650,894, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended April 30, 1999 was $27,344,410.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of average daily net assets, and 0.90% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. For the six months ended April 30, 1999, the fees pursuant to the Agreement amounted to $6,148,000, of which $918,739 was unpaid at April 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1999, the amount charged by SSC aggregated $926,899, of which $158,003 was unpaid at April 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1999, the amount charged by STC aggregated $44,093, of which $7,040 was unpaid at April 30, 1999.

                     20 - Scudder Greater Europe Growth Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the six months ended April 30, 1999, the amount charged by SFAC aggregated $264,939, of which $87,953 was unpaid at April 30, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $4,405.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Directors' fees and expenses aggregated $22,338.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                     21 - Scudder Greater Europe Growth Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund (the "Fund") at April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in comformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
June 11, 1999

                     22 - Scudder Greater Europe Growth Fund

                           Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder Greater Europe Growth Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

      For            Against          Abstain               Broker Non-Votes*
      ---            -------          -------               -----------------

   22,806,837        561,821          645,052                     0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------

      For            Against          Abstain               Broker Non-Votes*
      ---            -------          -------               -----------------

   16,774,818        955,206          748,240                  5,535,446


--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                     23 - Scudder Greater Europe Growth Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity
Investor

William H. Luers
Director; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan E. Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Consultant;
Guest Scholar, Brookings
Institute

Wilson Nolen
Honorary Director; Consultant

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Philip S. Fortuna*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Sheridan P. Reilly*
Vice President

Shahram Tajbakhsh*
Vice President

John R. Hebble*
Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                     24 - Scudder Greater Europe Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     25 - Scudder Greater Europe Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     26 - Scudder Greater Europe Growth Fund

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     27 - Scudder Greater Europe Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER